DOCUMENT SECURITY SYSTEMS, INC.

SUBSCRIPTION AGREEMENT

NONE OF THE SECURITIES OFFERED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY FOREIGN JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. SUCH UNITS, THE SHARES OF COMMON STOCK THAT COMPRISE A PART OF THE UNITS, THE WARRANTS THAT COMPRISE A PART OF THE UNITS AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH WARRANTS MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED TO ANY PERSON AT ANY TIME IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSSARY.

INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND INVOLVES SUBSTANTIAL RISK, INCLUDING, BUT NOT LIMITED TO THE RISKS SET FORTH IN THE SECTION ENTITLED “RISK FACTORS” IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON MARCH 31, 2011, AS AMENDED ON FORM 10-K/A AND FILED WITH THE SEC ON NOVEMBER 14, 2011. YOU SHOULD READ THE COMPANY’S QUARTERLY AND ANNUAL REPORTS, ALONG WITH ITS CURRENT REPORTS ON FORM 8-K FILED WITH THE SEC (collectively, “SEC FILINGS”) CAREFULLY BEFORE INVESTING IN THE UNITS.

This Subscription Agreement (the “Subscription Agreement”) is entered into this ___ day of February, 2012, by and between DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), and ______________________ (the “Subscriber”). As used herein, the Company and Subscriber may each individually be referred to herein as a “Party”, and collectively as the “Parties.”

1. Subscription.

Subscriber subscribes for and offers to purchase, and the Company agrees to issue and sell, an equity interest in the Company (the “Units”) as described herein, for a purchase price equal to the amount set forth on the signature page below (the “Investment Amount”). This offering (the “Offering”) is subject to the terms and conditions set forth herein.

2. Investment Amount.

(a) Deliveries upon Signing. Subscriber shall execute and deliver to the Company:

(i) this Subscription Agreement, the Investor Questionnaire substantially in the form of Exhibit A hereto (the “Investor Questionnaire”), and the Warrant (as hereunder defined) substantially in the form of Exhibit B hereof shall, together, constitute the “Subscription Documents” of this Offering.

(b) Payment of Investment Amount. Concurrent with the execution and delivery to the Company of the Subscription Documents, Subscriber shall transmit a wire transfer or bank check to the Company in an amount equal to such Subscriber’s Investment Amount. For purposes of this Agreement, “Payment” shall mean Subscriber’s implementation of such wire transfer or receipt by the Company of the check. Subscriber funds will be maintained separate and apart from funds of the Company until delivery of a Closing Notice (as defined herein). The Parties hereby agree that Subscriber shall not be deemed to have purchased the Units until the Company shall have provided a Closing Notice.

Subscription Agreement

(c) Closing. The Company, at the Company’s sole discretion, may elect to accept the subscription of the Subscriber. The Company’s acceptance of the subscription shall be effective upon the Company’s transmitting a notice to the Subscriber according to the notice information for the Subscriber set forth herein informing the Subscriber of such acceptance (“Closing Notice”). The Company shall use commercially reasonable efforts to transmit a Closing Notice within ten (10) business days after receiving the executed Subscription Documents and Payment.

3. The Offering.

This Offering is being made to “accredited investors” (as such term is defined in Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Act”)). The Offering consists of a maximum of 30 Units (the “Units”) of Company securities, at an aggregate price of $100,000 per Unit. Each Unit shall consist of (i) 32,258 shares of common stock, par value $0.02 per share of the Company (the “Common Stock”), and (ii) a Common Stock purchase warrant in substantially the form attached hereto as Exhibit B, to purchase up to 16,129 shares of Common Stock at an exercise price of $3.10 per share (the “Warrant”). The Warrants will be exercisable for a period of five (5) years from the Closing Date of the Offering.

Subscriber understands that this Subscription Agreement is not binding upon the Company unless and until such time as (i) payment of the Investment Amount is received and accepted by the Company; and (ii) the Company accepts Subscriber’s subscription in writing by transmitting the Closing Notice to the Subscriber (the “Closing Date”).

Subscriber acknowledges that the Company reserves the right, in its sole discretion, to accept or reject any Subscription Agreement.

Subscriber understands that the Units are being offered and issued by the Company in a transaction exempt from the registration requirements of the Securities Act.

Subscriber acknowledges that Subscriber has received, read, understands and is familiar with this Subscription Agreement and the contents of the Company’s SEC Filings, and that the Subscription Documents shall comprise the “Offering Material” for this Offering. Subscriber further acknowledges that Subscriber has not relied upon any information concerning the Offering, written or oral, other than that contained in the Subscription Documents. Subscriber further understands that any other information or literature, regardless of whether distributed prior to, simultaneously with, or subsequent to, the date of this Subscription Agreement shall not be relied upon by Subscriber in determining whether to make an investment in the Units and Subscriber expressly acknowledges, agrees and affirms that Subscriber has not relied upon any such information or literature in making Subscriber’s determination to make an investment in the Units and that Subscriber understands that, except as otherwise provided herein, the Company is under no obligation to (and that Subscriber does not expect it to) update, revise, amend or add to any of the information heretofore furnished to Subscriber.

4. Representations and Warranties of Subscriber.

(a) In order to induce the Company to accept Subscriber’s subscription, Subscriber further represents and warrants to the Company, its “Affiliates” (as defined in the Act), Company counsel, and their respective agents and representatives as follows:

1.	SUBSCRIBER HAS READ THE SUBSCRIPTION DOCUMENTS AND HAS EXAMINED THE RISK FACTORS SET FORTH IN THE COMPANY’S SEC FILINGS, AND UNDERSTANDS THE SPECULATIVE NATURE OF AND SUBSTANTIAL RISK INVOLVED IN THE INVESTMENT IN THE COMPANY.

2.	If Subscriber has chosen to do so, Subscriber has been represented by such legal and tax counsel and other professionals, each of whom has been personally selected by Subscriber, as Subscriber has found necessary to consult concerning the purchase of the Units, and such representation has included an examination of all applicable documents and SEC Filings and an analysis of all tax, financial, and securities law aspects thereof deemed to be necessary. Subscriber, together with Subscriber’s counsel, Subscriber’s advisors, and such other persons, if any, with whom Subscriber has found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the information set forth in the Subscription Documents and the risks of the investment and to make an informed investment decision with respect thereto. Further, Subscriber has been given the opportunity for a reasonable time period prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to this investment and has been given the opportunity for a reasonable time period prior to the date hereof to verify the accuracy of the Company’s information.

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3.	With respect to the United States federal, state and foreign tax aspects of Subscriber’s investment, Subscriber is relying solely upon the advice of Subscriber’s own tax advisors, and/or upon Subscriber’s own knowledge with respect thereto.

4.	Subscriber has not relied, and will not rely upon, any information with respect to this Offering other than the information contained in the Subscription Documents.

5.	Subscriber understands that no person has been authorized to make representations or to give any information or literature with respect to this Offering that is inconsistent with the information that is set forth in the Subscription Documents.

6.	Subscriber understands that, other than as provided in the Subscription Documents, no covenants, representations, or warranties have been authorized by or will be binding upon the Company, with regard to this Subscription Agreement, the performance of the Company or any expectation of investment returns, including any representations, warranties or agreements contained or made in any written document or oral communication received from or had with the Company, its Affiliates, Company counsel or any of their respective representatives or agents. Subscriber has not relied upon any information or representation that may be or has been made or given except as permitted under this paragraph 4(a).

7.	Subscriber understands that the Offering has not yet been registered under the Act, or pursuant to the provisions of the securities or other laws of any other applicable jurisdictions, but is being made in reliance upon the provisions of Section 4(2) of the Act, Regulation D and the other rules and regulations promulgated under the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the investments in securities to be made hereunder. Subscriber is fully aware that the Units subscribed for by Subscriber are to be sold to Subscriber in reliance upon such safe harbor based upon Subscriber’s representations, warranties, and agreements as set forth herein and in the Investor Questionnaire. Subscriber is fully aware of the restrictions on sale, transferability and assignment of the Units (including the shares of Common Stock and the Warrants that comprise the Units, and the shares of Common Stock issuable upon exercise of such Warrants), and that Subscriber must bear the economic risk of Subscriber’s investment herein for an indefinite period of time because the Offering has not been registered under the Act and, therefore, the securities cannot be offered or sold unless such offer is subsequently registered under the Act or an exemption from such registration is available to Subscriber. The Subscriber represents, warrants and agrees that Subscriber will not sell or otherwise transfer the Units (including the shares of Common Stock and the Warrant that comprise the Units, and the shares of Common Stock issuable upon exercise of such Warrant) without registration under the Act or an exemption therefrom. The Subscriber is aware that the Common Stock and Warrant comprising the Units are “restricted securities” as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

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8.	Subscriber is an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Act) as indicated on the Investor Questionnaire attached hereto.

9.	Subscriber has no present intention to sell, distribute, pledge, assign, or otherwise transfer the Units (including the shares of Common Stock and the Warrant that comprise the Units, and the shares of Common Stock issuable upon exercise of such Warrant), which Subscriber acquires pursuant to this Offering. Subscriber is making the investment hereunder solely for Subscriber’s own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement.

10.	Subscriber agrees that Subscriber will not cancel, terminate or revoke this Subscription Agreement, which has been executed by Subscriber, and that this Subscription Agreement shall survive any sale, assignment or other transfer of control over, or of all or substantially all of Subscriber’s assets or business and Subscriber’s bankruptcy, except as otherwise provided pursuant to the laws of any applicable jurisdiction.

11.	Subscriber has substantial investment experience and is familiar with investments of the type contemplated by this Subscription Agreement. Subscriber is aware that purchase of the Units is a speculative investment involving a high degree of risk and there is no guarantee that Subscriber will realize any gain from Subscriber’s investment or realize any tax benefits therefrom and Subscriber is further aware that Subscriber may lose all or a substantial part of Subscriber’s investment. Subscriber understands that there are substantial restrictions on the transferability of, and there is no existing public market for, the Units (including the shares of Common Stock and the Warrants and the shares of Common Stock issuable upon exercise of such Warrants that are included in the Units) and it may not be possible to liquidate an investment in the Units (including the shares of Common Stock and the Warrant that comprise the Units, and the shares of Common Stock issuable upon exercise of such Warrant). Subscriber affirms that Subscriber acknowledges that this investment is highly speculative, involves a high degree of risk and, accordingly, Subscriber can afford to lose its entire investment.

12.	The address set forth herein is Subscriber’s true and correct address and Subscriber has no present intention of becoming a resident of any other country, state, or jurisdiction prior to, or after, Subscriber’s purchase of the Units.

13.	Subscriber understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the Closing Date. Each such representation and warranty shall survive the Subscriber’s purchase of the Units subscribed for herein.

14.	Subscriber acknowledges and agrees that it shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty made by Subscriber that the Company, its Affiliates, the Company’s counsel and their respective agents or representatives knew or had reason to know that any such covenant, representation or warranty in this Subscription Agreement or furnished or to be furnished to the Company by Subscriber contained untrue statements. The foregoing shall survive any investigation of Subscriber’s representations and warranties in this Subscription Agreement made by the Company, its Affiliates, the Company’s counsel and their respective agents or representatives.

15.	No representation or warranty that Subscriber has made in this Subscription Agreement, the Investor Questionnaire or in any writing furnished or to be furnished pursuant to this Subscription Agreement, contains or shall contain any untrue statement of fact, or omits or shall omit to state any fact which is required to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

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16.	Subscriber has full right, power, and authority to execute and deliver this Subscription Agreement and to perform Subscriber’s obligations hereunder and all necessary consents have been obtained. This Subscription Agreement has been duly authorized, executed and delivered by or on behalf of Subscriber and is a valid, binding and enforceable obligation of Subscriber, enforceable against Subscriber in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting creditors’ rights generally and to general equity principles.

17.	The execution and delivery of this Subscription Agreement by Subscriber will not result in any violation of, or be in conflict with, or result in the default of, any term of any material agreement or instrument to which Subscriber is a party or by which Subscriber is bound, or of any law or governmental order, rule or regulation which is applicable to Subscriber.

18.	All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Subscriber directly with the Company without the intervention of any person or entity in such manner as to give rise to any claim by any person or entity against Subscriber or the Company for a finder’s fee, brokerage commission or similar payment. To the extent Subscriber becomes aware of an additional claim to such fees, commission or payments, other than to a placement agent retained by the Company, Subscriber shall promptly provide the Company with notice of such claim. To the extent any person or entity claims to be entitled to a finder’s fee, brokerage commission, or similar payment in connection with the transactions contemplated hereby, Subscriber shall be liable for all such fees and expenses related thereto to the extent any such claims relate to acts or omissions of Subscriber or to this transaction. In the event a payment is payable by the Company to any broker, finder, agent or other person, other than to a placement agent retained by the Company, in connection with Subscriber’s investment in the Company, such payment shall be deducted from the amount paid by Subscriber in connection with this Agreement.

19.	Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising.

5. Annex A.

The Company and Subscriber each hereby agree to the covenants, agreements and, as applicable, make the representations and warranties, in each case, as set forth on Annex A attached hereto.

6. [INTENTIONALLY OMITTED]

7. Confidential Information.

For purposes of this Agreement, the term “Confidential Information” will mean and refer to any information, technical data or know-how, patentable and un-patentable, including, but not limited to, software, machinery, research, product plans, product services, customer lists, marketing materials, developments, inventions, process designs, finances, or other trade secrets of the Company or similar items relating to the Company’s business and litigation activities, or that of any supplier, customer or prospective customer of the Company, The restrictions in this Section shall not apply to information, which (i) prior to or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of Subscriber; (ii) must be delivered in response to a valid order by a court or governmental body, (iii) became or becomes generally available to the recipient on a non-confidential basis from a source other than the Company; or (iv) is approved by the Company, in writing, for release. Subscriber covenants and agrees not to use any Confidential Information for Subscriber’s own use or benefit (directly or indirectly), or for the benefit of any party other than the Company. Subscriber may not disclose Confidential Information to third parties except its professional advisers solely in connection with this investment in the Company and who are made aware of the confidential nature of the Confidential Information. Subscriber agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the Company in order to prevent the Confidential Information from falling into the public domain or the possession of persons other than those persons authorized hereunder to have such information, which measures shall include the highest degree of care that Subscriber uses to protect Subscriber’s own confidential information of a similar nature. Subscriber agrees to immediately notify the Company in writing of any misuse or misappropriation of the Confidential Information, which may come to Subscriber’s attention. All proceeds from a misuse or disclosure of the Company’s Confidential Information will be recoverable from Subscriber responsible for such misuse or disclosure, which Subscriber shall be liable to the Company to the fullest extent of the law.

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8. General Provisions.

(a) Headings. The headings contained in this Subscription Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement.

(b) Enforceability. If any provision, which is contained in this Subscription Agreement, for any reason, should be held to be invalid or unenforceable in any respect under the laws of any State of the United States or any other jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Subscription Agreement. Instead, this Subscription Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

(c) Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery, or (iii) confirmed facsimile transmission, in each case addressed as follows:

To the Company:	Document Security Systems, Inc.
Attn: Chief Executive Officer
28 East Main Street
Suite 1525
Rochester, NY 14614
Facsimile No: (585) 325-2977

To Subscriber:	at the address set forth on the signature page,

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Section 8 are not otherwise available, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile.

(d) Governing Law; Disputes. This Subscription Agreement shall in all respects be construed, governed, applied and enforced with the laws of the State of New York without giving effect to the principles of conflicts of laws. The Parties hereby consent to and irrevocably submit to personal jurisdiction over each of them by the applicable State or Federal Courts of The City of New York, Borough of Manhattan, in any action or proceeding, irrevocably waive trial by jury and personal service of any and all process and other documents and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Section 8(c).

(e) Further Assurances. The Parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions, which are reasonably required to effectuate this Subscription Agreement and the intents and purposes hereof.

(f) Binding Agreement. This Subscription Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(g) Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Subscription Agreement shall be deemed to have been made unless expressly set forth in writing and signed by the Party against whom such waiver is charged; and, (i) the failure of any Party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Subscription Agreement or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions; (ii) the acceptance of performance of anything required by this Subscription Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure; and, (iii) no waiver by any Party of one breach by another Party shall be construed as a waiver with respect to any other or subsequent breach.

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(h) Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures obtained via facsimile or other means of electronic transmission, including e-mail PDF, shall be deemed legally binding.

(i) Entire Agreement. The Parties have not made any representations, warranties, or covenants with respect to the subject matter hereof, orally or in writing, which are not expressly set forth herein, and this Subscription Agreement, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the Parties with respect to the subject matter hereof are merged in this Subscription Agreement, which alone fully and completely express their agreement. This Subscription Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the Parties to this Subscription Agreement.

(j) Subscription Irrevocable. Except as set forth herein, this subscription is irrevocable, is subject to all of the terms and provisions contained in this Subscription Agreement, and will survive the death, dissolution, or disability of the Subscriber.

(k) Assignability. This Agreement is not transferable or assignable by the Subscriber.

9. Certification.

Under penalties of perjury Subscriber certifies as follows:

If it has been provided, the number shown below, as Subscriber’s taxpayer’s identification number, is Subscriber’s correct taxpayer identification number. Subscriber is not subject to backup withholding either because Subscriber has not been notified by the Internal Revenue Service that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Subscriber that it is no longer subject to backup withholding.

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IN WITNESS WHEREOF, the Parties have executed this Subscription Agreement effective as of the date first written above.

Investment Amount:

Print Name of Subscriber:

Signature of Subscriber (or authorized agent of Subscriber):

Taxpayer ID Number:

Date:

Address:

Facsimile No:

Accepted and Agreed to:

DOCUMENT SECURITY SYSTEMS, INC.

By:
Name: Patrick White
Title: Chief Executive Officer

Date:

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EXHIBIT A

INVESTOR QUESTIONNAIRE

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EXHIBIT B

WARRANT

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ANNEX A

Reference is made to (a) those certain subscription agreements, pursuant to which this Annex A is attached (collectively, the “Agreements”), by and between DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”) and certain investors (collectively, the “Buyers”), pursuant to which the Company has agreed to sell, and each such Buyer has agreed to purchase certain shares of common stock, $0.02 par value, of the Company (the “Common Stock”), which is collectively to be referred to herein as the “Common Shares” and (ii) certain warrants to acquire Common Stock (the “Warrants”) (as exercised, collectively, the “Warrant Shares”) and (b) that certain registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide to the Buyers certain registration rights with respect to the Common Shares, the Warrants and the Warrant Shares (collectively the “Securities”) Capitalized terms not defined herein shall have the meaning as set forth in the Agreements.

1. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below). As used in the Agreements, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (I) owns at least fifty percent (50% of the outstanding capital stock or holds at least fifty percent (50%) of the equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under the Agreements and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of the Agreements and the other Transaction Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries (as applicable) of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ board of directors or other governing body, as applicable, and (other than the filing with the Securities and Exchange Commission (the “SEC”) of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC, any other filings as may be required by any state securities agencies, and the approval of the Principal Market) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. The Agreements has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company or its agent, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, the Agreements, the Warrants, the Registration Rights Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The Common Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the closing of the transactions contemplated by the Agreements (the “Closing”, and such date, the “Closing Date”), the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of Warrant Shares issuable upon exercise of the Warrants as of such date (without taking into account any possible adjustments pursuant to the anti-dilution rights attendant thereto or any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyers in the Agreements, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”).

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(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries (as applicable) and the consummation by the Company and its Subsidiaries (as applicable) of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares, the Warrants and Warrant Shares and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) or other organizational documents of the Company or any of its Subsidiaries, the rights attendant to any capital stock of the Company or any of its Subsidiaries, or Bylaws of the Company (the “Bylaws”) or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the NYSE Amex (the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e) Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies or the Principal Market), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than Palladium Capital Advisors LLC (the “Placement Agent”), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

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(g) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings.

(h) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

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(i) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or their respective business, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) could have a Material Adverse Effect or (ii) would reasonably be expected to have a material adverse effect on any Buyer’s investment hereunder.

(j) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(k) Sarbanes-Oxley Act. Except as set forth in the SEC Documents, the Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(l) Transactions With Affiliates. Other than as disclosed in the SEC Documents, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(m) Equity Capitalization. Except as disclosed in the SEC Documents or issued by the Company pursuant to stock option plans approved by the board of directors of the Company: (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.

DSS Annex A	- 5 -

(n) Internal Accounting and Disclosure Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(o) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(p) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

DSS Annex A	- 6 -

(q) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(r) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(s) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(t) Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(u) Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(v) No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(w) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Agreements and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. To the Company’s knowledge, all disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to the Agreements, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 of the Agreement of such Buyer.

DSS Annex A	- 7 -

2. ADDITIONAL COVENANTS.

(a) Pledge of Securities. Notwithstanding anything to the contrary contained in Section 5 of the Agreements or herein, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other bona fide loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder except as may otherwise be required under applicable securities laws, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to the Agreements or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(b) Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the first (1st) Business Day following the date of the Agreements, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, the Agreements (and all schedules to the Agreements), the form of the Warrants and the form of the Registration Rights Agreement) (including all attachments, the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the issuance of the Press Release without the express prior written consent of such Buyer. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall receive an advanced draft of any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except as otherwise required by any law, rule or regulation applicable to the Company after consultation with the Buyer.

DSS Annex A	- 8 -

(c) [Intentionally Omitted].

(d) Reservation of Shares. So long as any Warrants remain outstanding, the Company shall take reasonable best efforts to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon exercise of all the Warrants as of the date hereof (without regard to any limitations on the exercise of the Warrants set forth therein), less the number of Warrant Shares represented by any such Warrants that have been exercised.

(e) Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

3. REGISTER; LEGEND REMOVAL

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee, to the extent it is appropriately notified of transfers) and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during normal business hours for inspection of any Buyer or its legal representatives so long as Buyer continues to hold any Warrants.

(b) Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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(c) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 3(b) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 3(c), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Common Shares or Warrant Shares, credit the aggregate number of shares of Common Stock to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s nominee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

(d) Buy-In. If the Company fails to so properly deliver such unlegended certificates or so properly credit the balance account of such Buyer’s or such Buyer’s nominee with DTC by the Required Delivery Date, and if on or after the Required Delivery Date such Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Buyer of shares of Common Stock that such Buyer anticipated receiving from the Company without any restrictive legend, then, in addition to all other remedies available to such Buyer, the Company shall, within three (3) Trading Days after such Buyer’s request and in such Buyer’s sole discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Buyer’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to such Buyer a certificate or certificates or credit such Buyer’s DTC account representing such number of shares of Common Stock that would have been issued if the Company timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Shares or Warrant Shares (as the case may be) that the Company was required to deliver to such Buyer by the Required Delivery Date times (B) the Closing Sale Price (as defined in the Warrants) of the Common Stock on the Trading Day immediately preceding the Required Delivery Date.

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4. MISCELLANEOUS.

(a) Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by the Agreements) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4(a) shall be the same as those set forth in Section 4 of the Registration Rights Agreement.

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(b) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of the Agreements or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in the Agreements and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

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